                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 17, 2006 (August 13, 2006)
                                                  ---------------------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      0-13124                 13-2698053
           --------                      --------                ----------
 (STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
                    -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code       (973) 461-5200
                                                   -----------------------------


                                       N/A
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 17, 2006, Cover-All Technologies Inc. (the "Company") issued a press release announcing its operating results for the second quarter 2006. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this section of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 13, 2006, Robert A. Marshall notified the Chairman of the Board of Directors of the Company that he resigned from his position as a Director of the Company, effective immediately, due to personal reasons.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     EXHIBITS.

         99.1    Press Release, dated August 17, 2006.


                          [signature on following page]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COVER-ALL TECHNOLOGIES INC.


Date:  August 17, 2006                  By:   /s/ Ann Massey
                                            ------------------------------------
                                             Ann Massey, Chief Financial Officer

                                INDEX TO EXHIBITS


       EXHIBIT NO.                   DESCRIPTION
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       Exhibit 99.1                  Press Release, dated August 17, 2006







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